UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2012 (April 9, 2012)

CIT GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11 W. 42nd Street
New York, New York 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 461-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4I under the Exchange Act (17 CFR 240.13e-4I)

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 9, 2012, CIT Group Inc. (“CIT”) issued a press release announcing the appointment of Andrew T. Brandman (42) as Executive Vice President and Chief Administrative Officer of CIT, effective April 9, 2012. Mr. Brandman will serve as CIT’s Principal Operations Officer reporting directly to John A. Thain. Exhibit 99.1 hereto contains a copy of the press release and is incorporated herein by reference.

      Mr. Brandman will receive an initial cash salary at an annual rate of $500,000. Mr. Brandman will also receive a grant of restricted stock units in CIT (“RSUs”) equal to $1,500,000, which will be scheduled to vest on the third anniversary of the grant date. Upon vesting, the RSUs will be paid in stock. The RSUs are subject to early payment in the event of Mr. Brandman’s death, disability or a qualifying change in control of CIT. Mr. Brandman will also be eligible to receive a short-term incentive award based on a target of $1,000,000 for 2012, a substantial portion of which will be payable in RSUs.

      Under CIT’s compensation plans, Mr. Brandman may be eligible for additional long-term incentive awards from time to time (the “Incentive Awards”). Incentive Awards will be subject to repayment to CIT if certain events occur, including if it is determined that Mr. Brandman has taken excessive and unnecessary risk. Mr. Brandman is also entitled to benefits consistent with senior executives of CIT and reimbursement of reasonable business expenses.

      Mr. Brandman’s compensation is subject to applicable federal regulations that may be issued and in effect from time to time and he may receive compensation from CIT only to the extent that it is consistent with those regulations.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release issued by CIT Group Inc. on April 9, 2012, announcing the appointment of Andrew T. Brandman as Chief Administrative Officer.
99.2	Letter Agreement, dated February 24, 2012, between CIT Group Inc. and Andrew T. Brandman.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements (including statements regarding future financial and operating results) involve risks, uncertainties and contingencies, many of which are beyond CIT’s control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained in this document that are not clearly historical in nature are forward-looking, and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. Economic, business, funding market, competitive and/or regulatory factors, among others, affecting CIT’s businesses are examples of factors that could cause actual results to differ materially from those described in the forward-looking statements. More detailed information about these factors are described in CIT’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2011. CIT is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2012	CIT GROUP INC.
	By:	/s/ James P. Shanahan
		Name:	James P. Shanahan
		Title:	Senior Vice President & Chief Regulatory Counsel